Exhibit 10.5

AMENDMENT NO. 1 TO SERVICES AGREEMENT

This Amendment No. 1 to Services Agreement (this “Amendment”) is entered into as of July 21, 2008 by and between Morgan Stanley, a Delaware corporation (“Morgan Stanley”) and MSCI Inc., a Delaware corporation (“MSCI”).

RECITALS

WHEREAS, Morgan Stanley and MSCI are parties to a Services Agreement dated as of November 20, 2007 (“Services Agreement”) pursuant to which Morgan Stanley provides certain services to the MSCI Group; and

WHEREAS, in accordance with Section 8.12 of the Services Agreement, Morgan Stanley and MSCI wish to amend the Services Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Morgan Stanley and MSCI, for themselves, their successors and permitted assigns, hereby agree as follows:

Section 1.  Defined Terms; References. (a) nless otherwise defined herein, all capitalized terms used herein shall have the meaning given to those terms in the Services Agreement. Each reference to “hereof”, “hereunder”, “herein”, and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Services Agreement shall, after this Amendment becomes effective, refer to the Services Agreement as amended hereby.

Section 2.  Trigger Date.  The definition of “Trigger Date” in Section 1.01 of the Services Agreement is amended to read in its entirety as follows:

“Trigger Date” means the date upon which Morgan Stanley shall cease to own greater than 50% of the Total Voting Power of MSCI.

Section 3.   Continuation of Services Agreement.  Except as otherwise modified by this Amendment, all of the other terms and provisions of the Services Agreement shall continue in full force and effect.

Section 4.  Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to the conflicts of laws rules thereof.

Section 5.  Effectiveness.  This Amendment shall become effective as of the date hereof.

Section 6.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MORGAN STANLEY

By:	/s/ Colm Kelleher
	Name:	Colm Kelleher
	Title:	Chief Financial Officer

MSCI INC.

By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chief Executive Officer, President and Chairman